                                                                    Exhibit k(1)

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign Post-Effective Amendment No. 77 to the Registration Statement applicable to
The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                            Title                     Date
---------                            -----                     ----


/s/ Charlynn Goins
----------------------------------
Charlynn Goins                       Trustee                   December 12, 2005

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign Post-Effective Amendment No. 71 to the Registration Statement applicable to
The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                            Title                     Date
---------                            -----                     ----


/s/ Edward J. Hogan
----------------------------------
Edward J. Hogan                      Trustee                   December 12, 2005

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign Post-Effective Amendment No. 77 to the Registration Statement applicable to
The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                            Title                     Date
---------                            -----                     ----


/s/ Terry L. Lierman
----------------------------------
Terry L. Lierman                     Trustee                   December 12, 2005

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign Post-Effective Amendment No. 77 to the Registration Statement applicable to
The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                            Title                     Date
---------                            -----                     ----


/s/ John B. McGuckian
----------------------------------
John B. McGuckian                    Trustee                   December 12, 2005

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign Post-Effective Amendment No. 77 to the Registration Statement applicable to
The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                            Title                     Date
---------                            -----                     ----


/s/ Donald E. Nickelson
----------------------------------
Donald E. Nickelson                  Trustee                   December 12, 2005

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign Post-Effective Amendment No. 77 to the Registration Statement applicable to
The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                            Title                     Date
---------                            -----                     ----


/s/ Richard S. Trutanic
----------------------------------
Richard S. Trutanic                  Trustee                   December 12, 2005

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign Post-Effective Amendment No. 77 to the Registration Statement applicable to
The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                            Title                     Date
---------                            -----                     ----


/s/ Gary E. Wendlandt
----------------------------------
Gary E. Wendlandt                    Chairman,                 December 12, 2005
                                     Chief Executive Officer
                                     and Trustee

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, and Jeffrey A. Engelsman, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign Post-Effective Amendment No. 77 to the Registration Statement applicable to
The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                            Title                     Date
---------                            -----                     ----


/s/ Christopher O. Blunt
----------------------------------
Christopher O. Blunt                 President                 December 12, 2005